UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 4, 2011 (March 3, 2011)

Sen Yu International Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-12792	84-0916585
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 West 44th Street, New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  212-997-8585

N/A
________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 3, 2010, Ligang Shang delivered a resignation letter to Sen Yu International Holdings, Inc. (the “Company”) pursuant to which he resigned as Chief Operating Officer of the Company effective immediately. Mr. Shang will continue serving as a member of the Company’s board of directors.

On the same day, Mr. Shang was appointed as the Vice Chairman of Heilongjiang Sen Yu Animal Husbandry Co., Ltd., a wholly owned subsidiary of the Company in China. Mr. Shang’s current compensatory arrangement with the Company will not change as a result of the changes of his position with the Company.

The information required by Items 401 and 404 of Regulation S-K has previously been provided in the Company’s Annul Report on Form 10-K for the fiscal year ended June 30, 2010, as amended, and is incorporated herein by reference to this Form 8-K.

Item 7.01.     Regulation FD Disclosure.

The Company is hereby furnishing a corporate presentation (the “Presentation”) that the Company intends to present at the 2011 Rodman & Renshaw Annual China Investment Conference in Shanghai, China on March 6 to March 8, 2011 and thereafter to provide to financial analysts, investors and other third parties from time to time as part of its investor relations activities. A copy of the Presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 and Exhibits 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.     Financial Statements and Exhibits.

(d)           Exhibits

99.1	Company Presentation

CAUTIONARY NOTE ON FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K and the exhibit hereto and the statements of representatives and partners of the Company related thereto contain, or may contain, among other things, certain “forward-looking statements” which involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission. Actual results, including, without limitation, the Company’s results of operations in the future, may differ significantly from those set forth in the forward-looking statements.  Forward-looking statements involve risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).  The Company undertakes no obligation to update any forward-looking statements, except as provided for by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 3, 2011	Sen Yu International Holdings, Inc.

By: /s/ Zhenyu Shang
Name: Zhenyu Shang
Title: Chairman and Chief Executive Officer